Cleveland-Cliffs to Acquire AK Steel DECEMBER 3, 2019

FORWARD-LOOKING STATEMENTS This presentation contains statements that constitute "forward-looking statements" within the meaning of the federal securities laws. As a general matter, forward-looking statements relate to anticipated trends and expectations rather than historical matters. Forward-looking statements are subject to uncertainties and factors relating to our operations and business environment that are difficult to predict and may be beyond our control. Such uncertainties and factors may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These statements speak only as of the date of this presentation, and we undertake no ongoing obligation, other than that imposed by law, to update these statements. Uncertainties and risk factors that could affect our future performance and cause results to differ from the forward-looking statements in this presentation include, but are not limited to: our ability to successfully complete the transaction discussed in this presentation, successfully integrate the acquired business and achieve the strategic and other objectives of the proposed transaction, including achieving the expected synergies; our ability to complete the proposed merger of Cleveland-Cliffs and AK Steel on anticipated terms and timetable; our ability to obtain the required approvals by Cleveland-Cliffs’ shareholders and AK Steel’s stockholders and to satisfy various other conditions to the closing of the transaction contemplated by the merger agreement; our ability to obtain governmental approvals of the transaction on the proposed terms and schedule, and any conditions imposed on the combined company in connection with consummation of the transaction; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of AK Steel; uncertainty and weaknesses in global economic conditions, including downward pressure on prices caused by oversupply or imported products, reduced market demand and risks related to U.S. government actions with respect to Section 232 of the Trade Expansion Act (as amended by the Trade Act of 1974), the United States-Mexico-Canada Agreement and/or other trade agreements, treaties or policies; continued volatility of iron ore and steel prices and other trends, which may impact the price-adjustment calculations under our sales contracts; our ability to successfully diversify our product mix and add new customers beyond our traditional blast furnace clientele; our ability to cost-effectively achieve planned production rates or levels, including at our HBI plant; our ability to successfully identify and consummate any strategic investments or development projects, including our HBI plant; the impact of our customers reducing their steel production due to increased market share of steel produced using other methods or lighter-weight steel alternatives; our actual economic iron ore reserves or reductions in current mineral estimates, including whether any mineralized material qualifies as a reserve; the outcome of any contractual disputes with our customers, joint venture partners or significant energy, material or service providers or any other litigation or arbitration; problems or uncertainties with sales volume or mix, productivity, tons mined, transportation, mine closure obligations, environmental liabilities, employee-benefit costs and other risks of the mining industry; impacts of existing and increasing governmental regulation and related costs and liabilities, including failure to receive or maintain required operating and environmental permits, approvals, modifications or other authorization of, or from, any governmental or regulatory entity and costs related to implementing improvements to ensure compliance with regulatory changes; our ability to maintain adequate liquidity, our level of indebtedness and the availability of capital could limit cash flow available to fund working capital, planned capital expenditures, acquisitions and other general corporate purposes or ongoing needs of our business; our ability to continue to pay cash dividends, and the amount and timing of any cash dividends; our ability to maintain appropriate relations with unions and employees; the ability of our customers, joint venture partners and third party service providers to meet their obligations to us on a timely basis or at all; events or circumstances that could impair or adversely impact the viability of a mine or production plant and the carrying value of associated assets, as well as any resulting impairment charges; uncertainties associated with natural disasters, weather conditions, unanticipated geological conditions, supply or price of energy, equipment failures and other unexpected events; adverse changes in interest rates and tax laws; the potential existence of significant deficiencies or material weakness in our internal control over financial reporting; and the risks that are described from time to time in Cleveland-Cliffs’ and AK Steel’s respective reports filed with the SEC. For additional factors affecting the business of Cleveland-Cliffs and AK Steel, refer to Part I – Item 1A. Risk Factors of our corresponding Annual Reports on Form 10-K for the year ended December 31, 2018. You are urged to carefully consider these risk factors. This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA and Free Cash Flow. Non-GAAP financial measures such as Adjusted EBITDA and Free Cash Flow should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Important Information About the Transaction and Where to Find It In connection with the proposed transaction involving AK Steel Holding Corporation (“AKS”) and Cleveland-Cliffs Inc. (“CLF”), CLF will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of AKS and CLF, which also constitutes a prospectus of CLF. AKS and CLF may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that AKS or CLF may file with the SEC. The definitive joint proxy statement/prospectus will be sent to the stockholders of AKS and the shareholders of CLF. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by AKS or CLF through the web site maintained by the SEC at www.sec.gov. Documents filed with the SEC by AKS will also be available free of charge on the AKS website at www.aksteel.com or by contacting AKS’s investor relations department at the below address. Documents filed with the SEC by CLF will also be available free of charge on CLF’s website at clevelandcliffs.com or by contacting CLF’s investor relations department at the below: AK Steel: 513-425-5215 ; Cleveland Cliffs: 216-694-5700 1

ADDITIONAL STATEMENTS Participants in the Solicitation AKS, CLF and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding AKS’ directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is set forth in AKS’ Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 15, 2019 (the “AKS 10-K”), and its proxy statement filed with the SEC on April 10, 2019. Information regarding CLF’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is set forth in CLF’s Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 8, 2019 (the “CLF 10-K”), and its proxy statement filed with the SEC on March 12, 2019. Additional information regarding the interests of these participants and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when such materials become available. Free copies of these documents may be obtained from the sources indicated above. No Offer or Solicitation This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Cautionary Notes on Forward Looking Statements This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “would,” “target” and similar expressions, as well as variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements reflect AKS’s and CLF’s current beliefs and judgments and are not guarantees of future results or outcomes. Forward-looking statements are based on assumptions and estimates that are inherently affected by economic, competitive, regulatory, and operational risks and uncertainties and contingencies that may be beyond AKS’s or CLF’s control. They are also subject to inherent risks and uncertainties that could cause actual results or performance to differ materially from those expressed in any forward- looking statements. Important risk factors that may cause such a difference include (i) the completion of the proposed transaction on the anticipated terms and timing or at all, including obtaining shareholder and regulatory approvals and anticipated tax treatment, (ii) potential unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, economic performance, indebtedness, financial condition, losses and future prospects, (iii) the ability of CLF to integrate its and AKS’s businesses successfully and to achieve anticipated synergies, (iv) business and management strategies for the management, expansion and growth of the combined company’s operations following the consummation of the proposed transaction, (v) potential litigation relating to the proposed transaction that could be instituted against AKS, CLF or their respective directors, (vi) the risk that disruptions from the proposed transaction will harm AKS’ or CLF’s business, including current plans and operations, (vii) the ability of AKS or CLF to retain and hire key personnel, (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction, (ix) uncertainty as to the long-term value of CLF’s common stock, (x) continued availability of capital and financing and rating agency actions, (xi) legislative, regulatory and economic developments and (xii) unpredictability and severity of catastrophic events, including acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Other factors that may present significant additional obstacles to the realization of forward looking statements or which could have a material adverse effect on AKS’ or CLF’s respective consolidated financial condition, results of operations, credit rating or liquidity are contained in AKS’s and CLF’s respective periodic reports filed with the SEC, including the AKS 10-K and CLF 10-K. Neither AKS nor CLF assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by applicable law. 2

TODAY’S PRESENTERS Lourenco Goncalves Keith Koci Roger Newport Cleveland-Cliffs Cleveland-Cliffs AK Steel Chairman of the Board, Executive Vice President and CFO CEO and Director President and CEO 3

OVERVIEW OF CLEVELAND-CLIFFS' ACQUISITION OF AK STEEL

Transaction Structure and Ownership	• Cleveland-Cliffs to acquire AK Steel in an all-stock transaction at an exchange ratio of 0.400x • Represents a 16% premium to AK Steel's stock price as of December 2, 2019 • Transaction implies a total enterprise value[1] for AK Steel of approximately $3.0 billion and an acquisition multiple of 5.6x LTM 09/30/19 Adjusted EBITDA[2] • Cleveland-Cliffs and AK Steel shareholders will own approximately 68% and 32% of the PF company, respectively
Company Name and Headquarters	• Company will retain the Cleveland-Cliffs name and NYSE ticker symbol (CLF) • AK Steel will become a direct, wholly-owned subsidiary of Cleveland-Cliffs[3] • Headquarters to remain in Cleveland, Ohio, while maintaining AK Steel's presence at their current offices in West Chester, Ohio • AK Steel's entities will maintain their branding and corporate identity
Leadership and Governance	• Lourenco Goncalves will remain Chairman, President and CEO • Roger Newport, AK Steel CEO, to retire upon transaction close • 2 current Cleveland-Cliffs Board members will step down • 3 existing AK Steel Board members will join the Cleveland-Cliffs Board at closing, bringing Cleveland-Cliffs' Board to 12 members in total
Financial Profile and Balance Sheet	• Leverage-neutral transaction with pro forma Total Debt to Adj. EBITDA of 3.5x (LTM 9/30/19) • Approximately $120 million of annual cost synergies; transaction expected to be accretive in 2020 • Credit Suisse is providing approximately $2.0 billion financing commitment in connection with a new ABL and refinancing of AK Steel's 2023 existing secured notes
Timing and Closing Requirements	• Transaction has been unanimously approved by Cleveland-Cliffs and AK Steel Boards • Transaction is expected to close in H1 2020, subject to shareholder approval for both companies and other customary closing conditions

CLIFFS

(1) Enterprise value defined as equity market value + total debt - cash. AK Steel debt and cash balances as of 9/30/2019 of $1,970m and $31m, respectively.
(2) AK Steel LTM 09/30/19 Adjusted EBITDA of $535m.
(3) AK Steel shares will be delisted upon transaction close.

4

CREATES VERTICALLY INTEGRATED PRODUCER OF VALUE-ADDED IRON ORE AND STEEL

CLIFFS
CLEVELAND-CLIFFS INC.

AK Steel

- Transforms Cleveland-Cliffs into a best-in-class iron ore & steel producer with industry leading margins
- Self-sufficiency in iron ore creates raw materials efficiency in steel production
- Deeply integrated downstream in high value-added steels such as carbon automotive, electrical and stainless

PF LTM Revenues: $8.2 billion(1)

PF LTM Adjusted EBITDA: $1.3 billion(2)

PF LTM FCF: $923 million(2,3)

$120 million estimated annual cost synergies

Leverage neutral

CLIFFS

Source: Cleveland-Cliffs and AK Steel filings.
Note: Revenues, Adjusted EBITDA, FCF and synergy figures are approximate figures.
(1) PF LTM revenues exclude intercompany sales, which are calculated based on 25% of revenue, per Cleveland-Cliffs' and AK Steel's 2018 10-Ks.
(2) PF LTM numbers include $120m in anticipated synergies and utilizes each companies' respective methodologies of calculating Adjusted EBITDA.
(3) Defined as Adj. EBITDA – Capex. Excludes HBI-related 9/30/2019 LTM capex of $415m, per Cleveland-Cliffs' filings.

5

TRANSACTION RATIONALE AND INDUSTRIAL LOGIC IS COMPELLING Combines AK Steel’s high quality steel assets with a reliable supply of high quality iron ore pellets Creates a vertically integrated steel manufacturer with industry leading margins through raw material cost savings Generates more predictable earnings and cash flow due to focus on value-added and non-commoditized products and less exposure to volatile commodity indices Enhances revenue stream certainty for Cleveland-Cliffs’ pellet production Creates potential, future low-capex growth opportunity in the Metallics space via Ashland pig iron facility Delivers approximately $120 million of estimated annual cost synergies, including approximately $40 million in annual public company related cost savings alone 6

ROBUST PRO FORMA FINANCIAL PROFILE Revenue ($m)(1) Adjusted EBITDA ($m)(2) +281% +109% $1,257 Dramatically $8,205 improved scale and earnings $602 diversification $2,152 9/30/19 LTM 9/30/19 LTM 9/30/19 LTM 9/30/19 LTM Strong FCF profile FCF ($m)(3) Total Debt / Adj. EBITDA(4) positions PF company well through cycle +103% -0.2x $923 3.7x 3.5x $455 Leverage-neutral transaction 9/30/19 LTM 9/30/19 LTM 9/30/19 LTM 9/30/19 LTM Cleveland-Cliffs standalone PF Cleveland-Cliffs Source: Cleveland-Cliffs and AK Steel filings. (3) Defined as Adj. EBITDA – Capex. Excludes HBI-related capex of $180m in 2018 (1) PF revenues exclude intercompany sales, which are calculated based on 25% of and $415m 9/30/2019 LTM, per Cleveland-Cliffs’ filings. revenue, per Cleveland-Cliffs’ and AK Steel’s 2018 10-Ks. (4) Gross leverage is PF for issuance of $500m new secured debt to refinance AK 7 (2) PF numbers include $120m in anticipated synergies and utilizes each companies’ Steel’s existing secured debt and rolling of all other existing AK Steel debt. respective methodologies of calculating Adjusted EBITDA.

TRANSACTION CREATES LEADING EBITDA MARGINS IN NORTH AMERICAN STEEL INDUSTRY

- Cleveland-Cliffs currently generates a margin of approximately $30-$40/short ton for every pellet produced and sold to AK Steel
- That margin differential is a lever available to the PF company that is not available to AK Steel on a standalone basis
- Critically, it positions the PF company much more competitively versus other steel producers

Best-in-sector Adj. EBITDA/short ton metrics[(1)]…



$146
$132
$127
$98
$61
$41[(3)]
CLIFFS
Pro forma[(2)]
SDI
NUCOR
AK Steel
USS
ArcelorMittal

…With Adj. EBITDA margins superior to the EAFs[(1)]



15.0%
13.1%
12.8%
8.1%
7.7%
7.0%
CLIFFS
Pro forma[(4)]
SDI
NUCOR
AK Steel
ArcelorMittal
USS

CLIFFS

Note: Cleveland-Cliffs pro forma metrics calculated after adjusting AK Steel's standalone metrics for iron-ore cost savings from purchasing directly from Cleveland-Cliffs. Metrics include Cliff's third party pellet sales and utilizes each companies' respective methodologies of calculating Adjusted EBITDA.

(1) Based on 9/30/2019 YTD.

(2) Incremental ~$48/short ton Adj. EBITDA margin for AK Steel calculated as ~4.9m short ton of iron ore pellets purchased by AK Steel YTD (assumption based on FY 2018 shipments multiplied by 0.75), multiplied by Cleveland-Cliffs ~$40/short ton pellet margin (higher end of range) divided by ~4.1m short tons of steel production YTD.

(3) Steel-only Adj. EBITDA per short ton.

(4) Includes $90m of synergies (YTD portion of $120m annual synergies) and accounts for intercompany sales, which are calculated based on 25% of revenue, per Cleveland-Cliffs' and AK Steel's 2018 10-Ks.

8

AK STEEL HAS BEST-IN-CLASS POSITION IN NON-COMMODITIZED STEEL

AK Steel's 2018A sales by end-market



Automotive
Infrastructure and manufacturing
Distributors and converters
22%
15%
63%

Automotive sales as a percentage of total sales[1]



63%
34%
29%
25%
20%
17%
12%
6%
3%
AK Steel
voestalpine
JFE
thyssenkrupp
ArcelorMittal
NUCOR
United States Steel
Steel Dynamics, Inc.
STELCO

- Significant North American producer of grain-oriented electrical steel ("GOES")
- Sole source of "U.S. origin" steel for the electrical grid

- One of the few steel producers capable of producing the carbon and stainless steel grades critical to automotive lightweighting trends
- Technology leader in Advanced High Strength Steels ("AHSS") and Ultra High Strength Steels ("UHSS")
- U.S. leader in 400 series chrome products and automotive stainless

CLIFFS

Source: AK Steel filings and latest publicly available information for peers.

(1) Based on FY 2018 sales, except for ThyssenKrupp, which is based on FY ended 9/30/19 sales, U.S. Steel and Nucor, which are based on FY 2018 shipments, ArcelorMittal, which is based on FY 2016 sales as per company website, Stelco, which is based on FY 2016 shipments as per its IPO prospectus.

9

STEEL DEMAND IN AUTOMOTIVE SECTOR PROJECTED TO REMAIN STRONG Solid market fundamentals North America light vehicle production (millions of units) 17.0 16.7 16.2 16.4 16.6 16.8 17.0 17.1 Stable and consistent automotive production growth expected over the next decade Growing demand for lighter but stronger components to meet 2018 2019 2020 2021 2022 2023 2024 2025 increasing customer expectations and tighter environmental regulations Growing demand for ultra high-strength steels (UHSS) (net pounds per vehicle) AHSS UHSS As a result, UHSS is expected to 570 533 become a critical input for vehicle 507 manufacturing 474 431 453 395 282 320 329 218 254 123 170 195 71 AK Steel has a full suite of high value-added products and is positioned to benefit from recent 258 272 261 258 256 253 251 250 market dynamics 2018 2019 2020 2021 2022 2023 2024 2025 Source: IHS Markit, September 2019 and DuckerFrontier 2018, SMDI NA Automotive Steel Content Market Study. 10

SIGNIFICANTLY DE-RISKS CLEVELAND-CLIFFS' FUTURE PELLET OFFTAKE

Illustrative shipment breakdown (current) | Pro Forma – sample pellet demand breakdown



(Long tons)
~20mt of pellets
Contracted through 2026: 7-10mt
Contracted through 2020/2024: 4-5mt
AK Steel: ~6mt
(Expires 2022 and 2023)
HBI Startup: ~1mt
~5% intercompany sales
(Long tons)
Contracted through 2026: 7-10mt
Additional third party sales and/or Ashland Pig Iron: 2-3mt
AK Steel: ~6mt
Eliminates renewal risk
HBI Run-Rate: ~3mt
Up to ~60% of intercompany sales

Solidifies demand for substantially all of Cleveland-Cliffs' pellets for the foreseeable future

Note: For illustrative purposes: midpoints of ranges are being used to add to 20mt.

CLIFFS
11

PROVIDES COMPELLING OPPORTUNITY FOR FURTHER EAF-ORIENTED GROWTH Turns Ashland from a negative to a positive • Potentially provides a compelling, low-capex, high-return opportunity to be a significant merchant pig iron supplier in the Great Lakes • Eliminates up to $60 million of closure-related costs • Requires a high-quality pellet source that Cleveland-Cliffs is well-positioned to provide Provides further expansion into attractive EAF market dynamics EAF Production BF Production 1990 2000 2010 Today 39% 32% 63% 55% 61% 68% 37% 45% Source: WorldSteel Association. 12

DELIVERS SIGNIFICANT SYNERGY POTENTIAL . Approximately $120 million in annual cost synergies estimated, including approximately $40 million in annual public company-related cost savings alone − Using an assumed Cliffs multiple of 7.0x, value of synergies represents ~26% of combined market cap of the two companies . Opportunity to avoid closure-related costs at AK Steel’s Ashland facility through potential restart of pig iron manufacturing within the existing footprint . Potential for significant interest expense savings from the refinancing of AK Steel’s 2021 unsecured and 2023 secured notes 13

CLEVELAND-CLIFFS HAS AMPLE FINANCIAL CAPACITY TO ADDRESS AK STEEL’S NEAR-TERM MATURITIES WACD: ~5.1% $789 $750 Cleveland- 4-year $316 Cliffs’ Existing $400 $298 Debt Maturity window $473 Profile 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 … 2040 Senior Secured Notes Guaranteed Notes Unsecured Notes Convertible WACD: Callable at par ~7.2%(1) AK Steel’s (2) Existing Debt $454 $406 $380 $392 Maturity $270 Profile $62 $7 $30 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 … 2040 ABL Senior Secured Notes Unsecured Notes Industrial Revenue Bonds Source: Cleveland-Cliffs and AK Steel filings. (1) Weighted average cost of debt; excludes ABL, Exchangeable Notes and Industrial Revenue Bonds. 14 (2) Balance as of September 30, 2019 and PF for repayment of $149m Exchangeable Notes.

STRONG AND SUSTAINABLE PRO FORMA BALANCE SHEET $1,513 $454 $1,142 $1,030 4-year window $316 $750 $500(1) $462 $473 $298 (1) $400 $500 $392 $270 $7 $62 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 … 2040 Unsecured Notes (AKS) Industrial Revenue Bonds (AKS) Senior Secured Notes (CLF) Guaranteed Notes (CLF) Unsecured Notes (CLF) Convertible (CLF) New ABL Refinanced AKS 2021 Notes New Secured Notes Source: Cleveland-Cliffs and AK Steel filings. Note: Cleveland-Cliffs will offer to exchange AK Steel’s 2025 and 2027 unsecured notes into Cleveland-Cliffs notes with the same economic terms and maturity. 15 (1) Illustrative maturity date.

FINANCING STRATEGY IN PLACE TO ADDRESS AK STEEL BALANCE SHEET • Cleveland-Cliffs’ $450 million ABL and AK Steel’s $1.5 billion ABL to be replaced by a new ABL $2.0 billion facility(1) AK Steel 2023 • To be refinanced as part of the transaction with lower cost secured notes Secured Notes AK Steel • To be refinanced opportunistically (callable at par) 2021 Notes AK Steel 2025 & • Offer to exchange for Cleveland-Cliffs notes with the same economic terms and maturity 2027 Notes • Transaction has been discussed with both agencies and the above financing strategy reflects Rating those discussions Considerations • The pro forma company is expected to have a superior credit / ratings profile compared to AK Steel stand-alone Note: Absent any action, the 2021, 2025 and 2027 Notes would sit at an AK Steel subsidiary and benefit from a guarantee from only AK Steel subsidiaries; however, prior to closing of the transaction, Cleveland-Cliffs plans to offer to exchange the 2025 & 2027 notes into Cleveland-Cliffs issued notes with the 16 same economic terms and maturity and to opportunistically refinance the 2021 notes. (1) Credit Suisse is providing commitment for a $1.5 billion ABL facility, which Cleveland-Cliffs then plans to upsize to $2.0 billion at a later date.

THE NEW CLEVELAND-CLIFFS

- Best-in-class, high-value added iron ore & steel producer in North America with industry leading margins
- Exceptionally well-positioned to generate value for diverse customer base across both BF and EAF businesses
- De-risks up to 9 million long tons of pellets (approximately 45% of annual sales tonnage)
- Meaningful cost synergies of approximately $120 million per year expected
- Stronger financial position and growth catalysts (Ashland pig iron facility and downstream steel products) to drive shareholder value

PF LTM Revenues: $8.2 billion[(1)]

PF LTM Adjusted EBITDA: $1.3 billion[(2)]

PF LTM FCF: $923 million[(2,3)]

$120 million estimated annual cost synergies

Leverage neutral

CLIFFS

Source: Cleveland-Cliffs and AK Steel filings.
Note: Revenues, Adjusted EBITDA, FCF and synergy figures are approximate figures.
(1) PF LTM revenues exclude intercompany sales, which are calculated based on 25% of revenue, per Cleveland-Cliffs' and AK Steel's 2018 10-Ks.
(2) PF LTM numbers include $120m in anticipated synergies and utilizes each companies' respective methodologies of calculating Adjusted EBITDA.
(3) Defined as Adj. EBITDA – Capex. Excludes HBI-related 9/30/2019 LTM capex of $415m, per Cleveland-Cliffs' filings.

17

THE NEW CLEVELAND-CLIFFS



Northshore Mine
Hibbing Taconite Mine (23% owned)
United Taconite Mine
Empire Mine (idled)
Tilden Mine
Windsor, Tillsonburg & Otterville, ON, Canada
Walbridge, OH
Cleveland- Cliffs Headquarters (Cleveland, OH)
Butler, PA
AK Coal Resources
Coshocton, OH
Mountain State Carbon
Middletown, OH
AK Steel offices (West Chester, OH)
Ashland (Potential Pig Iron Plant)
Dearborn, MI
Toledo HBI Plant
Mansfield, OH
Zanesville, OH
Columbus, IN
Rockport, IN
Bowling Green, KY
Sylacauga, AL
MN
MI
MI
PA
OH
IN
WV
KY
AL
Headquarters
Iron ore mines and pellet plants
Coal/coke production facilities
EAF-focused metallic assets
Integrated BF steel operations
High-grade steel-making assets
Downstream steel product assets

Note: Map excludes AK Tube facility in Queretaro, Mexico.

CLIFFS

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TIMELINE TO CLOSE • Prepare and file • Cleveland-Cliffs stockholders vote documents with the SEC to approve transaction • AK Steel stockholders vote to approve transaction Expect to close 12/03/19 ~1 month ~2 - 3 months ~4 months TBD transaction (1H 2020) • SEC reviews and gives comments; proxies printed • Transaction announcement and mailed • Receive regulatory approvals 19